UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2011

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On September 22, 2011, Léo Apotheker terminated as President and Chief Executive Officer of Hewlett-Packard Company (“HP”), effective immediately.  Pursuant to the terms of Mr. Apotheker’s employment agreement with HP, Mr. Apotheker’s termination also effected the resignation of Mr. Apotheker from the HP Board of Directors (the “Board”), effective immediately.

As of the date of this report, no new compensatory or severance arrangements have been entered into in connection with Mr. Apotheker’s termination.  Should any such arrangements be entered into in the future, the material terms of such arrangements will be disclosed in a subsequent filing.

(c)           On September 22, 2011, the Board elected Margaret C. Whitman as President and Chief Executive Officer of HP, effective immediately.

Ms. Whitman, age 55, has served as a member of the Board of Directors of HP since January 2011.  From March 2011 to September 2011, Ms. Whitman served as a part-time strategic advisor to Kleiner, Perkins, Caulfield & Byers, a private equity firm.  Previously, Ms. Whitman served as President and Chief Executive Officer of eBay Inc., from 1998 to March 2008. Prior to joining eBay, Ms. Whitman held executive-level positions at Hasbro Inc., a toy company, FTD, Inc., a floral products company, The Stride Rite Corporation, a footwear company, The Walt Disney Company, an entertainment company, and Bain & Company, a consulting company.  Ms. Whitman also serves as a director of The Procter & Gamble Company and Zipcar, Inc.

Ms. Whitman will continue to serve as a director of HP following her election as President and Chief Executive Officer.

As of the date of this report, no new compensatory arrangements have been entered into with Ms. Whitman in connection with her election as President and Chief Executive Officer.  Once determined, the material terms of such arrangements will be disclosed in a subsequent filing.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2011, the Board approved an amendment to Section 3.2 of Article III of HP’s Amended and Restated Bylaws to decrease the size of the Board from 14 to 13 directors, effective upon the effectiveness of Mr. Apotheker’s resignation from the Board.  The Amended and Restated Bylaws of HP reflecting that amendment are filed with this report as Exhibit 3.1.  The information in Exhibit 3.1 is filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore may be incorporated by reference into filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.             Regulation FD Disclosure.

On September 22, 2011, HP issued a press release announcing the management changes described in Item 5.02 of this Form 8-K. A copy of HP’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.  The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 8.01.             Other Events.

On September 22, 2011, HP appointed Raymond J. Lane, non-executive Chairman of the Board, to serve as Executive Chairman of the Board, effective immediately.  As of the date of this report, no new compensatory arrangements have been entered into with Mr. Lane in connection with his appointment as Executive Chairman. Should any such arrangements be entered into in the future, the material terms of such arrangements will be disclosed in a subsequent filing.

Item 9.01.             Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).
99.1	Press Release dated September 22, 2011 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 22, 2011	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).
99.1	Press Release dated September 22, 2011 (furnished herewith).